UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2022

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 Par Value	SYY	New York Stock Exchange
1.25% Notes due June 2023	SYY23	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of Interim Chief Accounting Officer

On September 16, 2022, the Board of Directors (the “Board”) of Sysco Corporation (“Sysco” or the “Company”) appointed Ms. Anita A. Zielinski, Senior Vice President and Chief Accounting Officer, to her new role as Senior Vice President, Chief Financial Officer – US Foodservice Operations of the Company, effective September 26, 2022 (the “Effective Date”). The Company has commenced a search for her successor and will make an announcement when her successor has been appointed. Ms. Zielinski has served as Sysco’s Chief Accounting Officer for five years, having previously worked for Ernst & Young, LLP, a public accounting firm, for over 20 years. Ms. Zielinski will broaden her financial impact at Sysco by moving into the Company’s largest business unit chief financial officer position.

Mr. Scott B. Stone, the Company’s Vice President, Financial Reporting, has been appointed by the Board to serve as interim Chief Accounting Officer from the Effective Date until the appointment of Ms. Zielinski’s successor. Mr. Stone has served as the Company’s Vice President, Financial Reporting since July 2011. Prior to joining Sysco in April 2006, Mr. Stone had served as a Senior Manager of Deloitte & Touche, LLP, a public accounting firm, from September 1996 to March 2006.

Mr. Stone does not have a written employment agreement. There is no arrangement or understanding with any person pursuant to which Mr. Stone is being elected as interim Chief Accounting Officer. There are no family relationships between Mr. Stone and any director or executive officer of the Company, and he is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Retirement of Director John Cassaday

On September 20, 2022, the Board announced that Mr. John M. Cassaday, a member of the Board and the Chair of the Compensation and Leadership Development Committee of the Board, will retire from his service as a director at the time of Sysco’s 2022 Annual Meeting of Stockholders, currently scheduled for November 18, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: September 20, 2022	By:	/s/ Gerald W. Clanton
Gerald W. Clanton
Vice President, Legal, Deputy General Counsel and Assistant Corporate Secretary